UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                            _______________________


        Date of Report
        (Date of earliest
        event reported):        April 30, 2010
                                --------------


                              Badger Meter, Inc.
                              ------------------
             (Exact name of registrant as specified in its charter)

      Wisconsin                   1-6706               39-0143280
      ---------                ------------           -------------
   (State or other           (Commission File         (IRS Employer
   jurisdiction of                Number)           Identification No.)
   incorporation)

               4545 W. Brown Deer Rd., Milwaukee, Wisconsin 53223
               --------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 355-0400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

                            _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.07.     Submission  of  Matters  to  a  Vote  of  Security  Holders.
----------      -----------------------------------------------------------
     The Annual Meeting of Shareholders of Badger Meter, Inc. (the "Company") was held on April 30, 2010. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

     Election of Directors. The shareholders of the Company elected each of the director nominees proposed by the Company's Board of Directors to serve until the 2011 Annual Meeting of Shareholders or until their successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR              VOTES FOR            WITHHELD               NON-VOTES
-------------------- --------------- -------------------- ----------------------
Ronald H. Dix         9,986,092             170,505               1,726,277
Thomas J. Fischer     9,907,704             248,893               1,726,277
Gale E. Klappa        9,955,702             200,895               1,726,277
Richard A. Meeusen    9,562,812             593,785               1,726,277
Andrew J. Policano    9,912,758             243,839               1,726,277
Steven J. Smith       9,967,581             189,016               1,726,277
John J. Stollenwerk   9,828,085             328,512               1,726,277
Todd J. Teske         9,998,709             157,888               1,726,277

     Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm. The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm. The following is a breakdown of the voting results:

                       VOTES
  VOTES FOR           AGAINST         ABSTENTIONS          NON-VOTES
-------------        ----------      -------------        -----------
 11,813,172            29,300           40,402                 0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BADGER METER, INC.



Date: May 3, 2010                       By: /s/ William R. A. Bergum
                                            -------------------------------
                                              William  R.  A.  Bergum
                                              Vice President - General Counsel
                                                 and Secretary